Exhibit 32.1

Certification
of
Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Poker Magic, Inc. do hereby certify that, to the best of his knowledge:

(a) the Quarterly Report on Form 10-Q of Poker Magic, Inc. for the quarter ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Poker Magic, Inc.

October 30, 2009	/s/ Douglas Polinsky
Douglas Polinsky
Chief Executive Officer

October 30, 2009	/s/ Joseph A. Geraci, II
Joseph A. Geraci, II
Chief Financial Officer